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Exhibit 12.1

CERTIFICATION

I, Julio M. De Vido, certify that:

1. I have reviewed this annual report on Form 20-F of YPF Sociedad Anónima (the “Company”);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact oromit to state a material fact necessary to make the statements made, in light of the circumstances under which suchstatements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in thisreport, fairly present in all material respects the financial condition, results of operations and cash flows of theCompany as of, and for, the periods presented in this report;

4. The company’s other certifying officers and I are responsible for establishing and maintainingdisclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controlover financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls andprocedures to be designed under our supervision, to ensure that material information relating to the Company,including its consolidated subsidiaries, is made known to us by others within those entities, particularly during theperiod in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control overfinancial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability offinancial reporting and the preparation of financial statements for external purposes in accordance with generallyaccepted accounting principles;

(c) Evaluated the effectiveness of the Company’s disclosure controls and procedures and presented inthis report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of theperiod covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the Company’s internal control over financial reporting thatoccurred during the period covered by the annual report that has materially affected, or is reasonably likely tomaterially affect, the Company’s internal control over financial reporting; and

5. The company’s other certifying officers and I have disclosed, based on our most recent evaluationof internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’sboard of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal controlover financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process,summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have asignificant role in the Company’s internal control over financial reporting.

Date:May 15, 2012
	By:	/s/JULIO M. DE VIDO

		Name:	JULIO M. DE VIDO
		Title:	Intervenor
Principal Executive Officer
Principal Financial Officer